UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2014

SMTP, Inc.

 (Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Innovative Way, Suite 3330, Nashua, NH	03062
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 877-705-9362

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Cautionary Note Regarding Forward-Looking Statements

Statements in this Current Report on Form 8-K, including those regarding the Asset Purchase Agreement (as defined), future financial and operating results and any other statements about SMTP, Inc.’s future expectations, beliefs, goals, plans or prospects, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by the use of words such as anticipate, intend, believe, estimate, plan, seek, project or expect, may, will, would, could or should, the negative of these terms or other comparable terminology. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including; difficulties in integration or a failure to attain anticipated operating results or synergies, each of which could affect the accretiveness of the acquisition, and the other factors described in SMTP’s periodic reports filed with the Securities and Exchange Commission. SMTP undertakes no obligation to update forward looking statements to reflect changed assumptions, the occurrence of unanticipated events, or changes in future operating results, financial condition or business over time. You are further advised to review the Risk Factors set forth in SMTP’s Annual Report on Form 10-K, which further detail and supplement the factors described in this paragraph.

Item 1.01 Entry into a Material Definitive Agreement.

Asset Purchase Agreement – SharpSpring, LLC

As previously reported today, on August 12, 2014, SMTP, Inc. (“SMTP”) entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with SharpSpring, LLC, a Delaware limited liability company (“SharpSpring”) under which SMTP would purchase and assume from SharpSpring, substantially all the assets, and certain specified liabilities, of SharpSpring, and assign the acquired assets and assumed liabilities to SMTP’s recently formed wholly owned subsidiary SMTP SharpSpring Sub, Inc. (“SMTP Sub”), which, pursuant to the Asset Purchase Agreement and certain ancillary agreements, will engage in the business of creating, marketing and/or selling software that provides for marketing automation, call tracking, website traffic analytics and/or customer relationship management. The Asset Purchase Agreement closed on August 15, 2014.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information contained in Item 1.01 herein is hereby incorporated into this Item 2.01 by reference.

The Asset Purchase Agreement closed on August 15, 2014. Pursuant to the Asset Purchase Agreement, and subject to the terms and conditions contained therein, at the closing, SharpSpring sold to SMTP the purchased assets, and SMTP assumed SharpSpring’s assumed liabilities, all as more fully described in the Asset Purchase Agreement. At the closing, $5,000,000 of the purchase price was paid in cash by SMTP to SharpSpring. The remainder of the purchase price is payable as follows: $6,000,000 in cash payable pursuant to the earn-out provision (“Earn-Out Cash Component”) described in the Asset Purchase Agreement; plus up to $4,000,000 in SMTP common stock payable pursuant to the earn-out provision (“Earn-Out Stock Component”) described in the Asset Purchase Agreement. The Earn-Out Cash Component and Earn-Out Stock Component are secured pursuant to a security agreement executed by SMTP Sub, granting a security interest to SharpSpring in the purchased assets; and a pledge agreement executed by SMTP, granting a security interest to SharpSpring in 100% of the capital stock of SMTP Sub.

SMTP Sub will be managed by the former key employees of SharpSpring and will operate under the name SharpSpring.

A copy of the Asset Purchase Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

1.

The information contained in Item 1.01 herein is hereby incorporated into this Item 2.03 by reference.

2.

The information contained in Item 2.01 herein is hereby incorporated into this Item 2.03 by reference.

Item 9.01

Financial Statements and Exhibits

(a)  Financial statements of businesses acquired.

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed.

(b)  Pro forma financial information.

To be filed by amendment not later than 71 days after the last date on which this Form 8-K was required to be filed.

(d)  Exhibits.

Exhibit No.

Description

2.1

Asset Purchase Agreement (incorporated by reference to the registrant’s first Form 8-K filed on July 15, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMTP, INC.

By:	/s/ Jonathan M. Strimling
Jonathan M. Strimling,
Chief Executive Officer

Dated: August 15, 2014